                                                                         EXHIBIT

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM T-1

             STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT
              OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

          Check if an application to determine eligibility of a Trustee pursuant to Section 305(b)(2)____


                     MANUFACTURERS AND TRADERS TRUST COMPANY
               (Exact name of trustee as specified in its charter)

               NEW YORK                                          16-0538020
    (Jurisdiction of incorporation                            (I.R.S. employer
or organization if not a national bank)                      identification No.)

              One M&T Plaza
            Buffalo, New York                                        14240-2399
(Address of principal executive offices)                             (Zip Code)


                        COPELCO CAPITAL FUNDING LLC 99-1
               (Exact name of obligor as specified in its charter)

                DELAWARE
     (State or other jurisdiction of                          (I.R.S. employer
     incorporation or organization)                          identification No.)

          Rodney Square North
        1100 North Market Street
          Wilmington, Delaware                                   19890-0001
(Address of principal executive offices)                         (Zip Code)


                  CLASS A-1 LEASE-BACKED NOTES, SERIES 1999-A

                  CLASS A-2 LEASE-BACKED NOTES, SERIES 1999-A

                  CLASS A-3 LEASE-BACKED NOTES, SERIES 1999-A

                  CLASS A-4 LEASE-BACKED NOTES, SERIES 1999-A

                  CLASS A-5 LEASE-BACKED NOTES, SERIES 1999-A

                   CLASS B LEASE-BACKED NOTES, SERIES 1999-A

                   CLASS C LEASE-BACKED NOTES, SERIES 1999-A

                   CLASS D LEASE-BACKED NOTES, SERIES 1999-A
                        (Title of indenture securities)

       ITEM 1.       GENERAL INFORMATION

                     Furnish the following information as to the trustee:


           (a) Name and address of each examining or supervising authority to which it is subject.

                     Superintendent of Banks of the State of New York, 2 World Trade Center, New York, NY 10047 and Albany, NY 12203.

                     Federal Reserve Bank of New York, 33 Liberty Street, New York, NY 10045.

                     Federal Deposit Insurance Corporation, Washington, D.C. 20429.

           (b) Whether it is authorized to exercise corporate trust powers.

                     Yes.

       ITEM 2.       AFFILIATIONS WITH OBLIGOR

                     If the obligor is an affiliate of the trustee, describe each such affiliation.

                     None.

      [Items 3 through 15 omitted pursuant to General Instruction B to Form T-1]

ITEM 16.       LIST OF EXHIBITS

               Exhibit A.  Organization Certificate of the Trustee as now in
                           effect (incorporated herein by reference to Exhibit 1, Form T-1, Registration Statement No. 33-7309).

               Exhibit B.  Certificate of Authority of the Trustee to commence business (incorporated herein by reference to Exhibit 2, Form T-1, Registration Statement No. 33-7309).

               Exhibit C.  Authorization of the Trustee to exercise corporate trust powers (incorporated herein by reference to Exhibit 3, Form T-1, Registration Statement No. 33-7309).

               Exhibit D.  Existing By-Laws of the Trustee (incorporated herein by reference to Exhibit 4, Form T-1, Registration Statement No. 33-7309).

               Exhibit E.  Not Applicable.

               Exhibit F.  Consent of the Trustee (incorporated herein by reference to Exhibit 6, Form T-1, Registration Statement No. 33-7309).

               Exhibit G.  Report of Condition of the Trustee.*

               Exhibit H.  Not Applicable.

               Exhibit I.  Not Applicable


----------
* Filed Herewith

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Manufacturers and Traders Trust Company, a banking corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Buffalo, and State of New York, on the 1st day of March, 1999.

                                      MANUFACTURERS AND TRADERS TRUST COMPANY


                                      By: _______________________________
                                             Russell T. Whitley
                                             Assistant Vice President


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
                                    EXHIBIT G


                       REPORT OF CONDITION OF THE TRUSTEE


                     MANUFACTURERS AND TRADERS TRUST COMPANY


CONDENSED CONSOLIDATED BALANCE SHEET

                                                                                                March 31
Dollars in thousands                                                                                1998
--------------------------------------------------------------------------------------------------------
ASSETS                 Cash and due from banks                               $   436,526
                       Money-market assets                                                       356,703
                       Investment securities
                                Available for sale (cost: $1,267,451)                          1,271,387
                                Held to maturity (market value: $78,915)                          78,152
                                Other (market value: $56,964)                                     56,964
                                                                                             -----------
                                         Total investment securities                           1,406,503
                                                                                             -----------
                       Loan and leases, net of unearned discount                              11,493,787
                       Allowance for possible credit losses                                    (273,991)
                                                                                             -----------
                                Loan and leases, net                                          11,219,796
                       Other assets                                                              590,654
                                                                                             -----------
                                Total assets                                                 $14,010,182

LIABILITIES            Deposits
                                Noninterest-bearing                                          $ 1,425,705
                                Interest-bearing                                               9,335,726
                                                                                             -----------
                                         Total deposits                                       10,761,431
                       Short-term borrowings                                                   1,724,359
                       Accrued interest and other liabilities                                    277,257
                       Long-term borrowings                                                      177,397
                                                                                             -----------
                                Total liabilities                                             12,940,444

STOCKHOLDER'S EQUITY                                                                           1,069,738
                                                                                             -----------

                                Total liabilities and stockholder's equity                   $14,010,182
                                                                                             -----------



                                      G-1